UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2007 (August 28, 2006)

TRANSACTION SYSTEMS ARCHITECTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

120 Broadway, Suite 3350, New York, New York 10271

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

224 South 108th Avenue, Omaha, Nebraska 68154

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Transaction Systems Architects, Inc. on October 2, 2006. This amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Form 8-K filed on October 2, 2006.

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 28, 2006, Transaction Systems Architects, Inc. (“TSA”) or (“the Company”) entered into an Agreement and Plan of Merger with P&H Solutions, Inc., a Delaware corporation (“P&H”) and Parakeet MergerSub Corp., a wholly-owned Delaware corporation (“MergerSub”).  P&H was a leading provider in Web-based enterprise business banking solutions to financial institutions.  Under the terms of the Merger Agreement, MergerSub merged with and into P&H with P&H as the surviving corporation which became a wholly-owned subsidiary of the Company (the “Merger”).  The merger/acquisition of P&H closed on September 29, 2006. The aggregate purchase price for P&H, including direct costs of the acquisitions, was $133.7 million, net of $20.2 million of cash acquired, approximately $73.3 million of which was financed by a revolving Credit Agreement. The remaining cash of $80.6 million was derived from the sale of investments.  The Company accounted for the acquisition as a purchase using the accounting standards established in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations, and accordingly, the excess purchase price over the fair value of the underlying net assets acquired, of $99.2 million, was allocated to goodwill after considering the post-closing adjustments.

On October 2, 2006 TSA issued a press release announcing completion of the merger, which was previously filed with the Securities and Exchange Commission on October 2, 2006 as Exhibit 99.1 to TSA’s Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

The audited financial statements of P&H as of and for the years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The unaudited interim financial statements of P&H as of and for the six months ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)         Pro Forma Financial Information.

Pro forma financial information for the twelve months ended September 30, 2005 and the nine months ended June 30, 2006 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(d)         Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Transaction Systems Architects, Inc., P&H Solutions, Inc., and Parakeet MergerSub dated as of August 28, 2006.(1)
23.1	Consent of Vitale, Caturano, and Company, Ltd., Independent Public Accounting Firm.
99.1	Press Release of Transaction Systems Architects, Inc. dated October 2, 2006, announcing completion of the Merger. (2)
99.2	Audited financial statements of P&H Solutions, Inc. as of and for the years ended December 31, 2005 and 2004 and Report of Independent Public Accounting Firm therein.
99.3	Unaudited interim financial statements of P&H Solutions, Inc. as of and for the six months ended June 30, 2006 and 2005.
99.4	Pro forma financial information for the twelve months ended September 30, 2005 and the nine months ended June 30, 2006.

(1)             Incorporated herein by reference to Exhibit 2.1 to the registrant’s current report on Form 8-K filed on September 1, 2006.

(2)             Incorporated herein by reference to Exhibit 99.1 to the registrant’s current report on Form 8-K filed on October 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.

/s/ Henry C. Lyons
Henry C. Lyons
Senior Vice President

Date:  June 1, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Transaction Systems Architects, Inc., P&H Solutions, Inc., and Parakeet MergerSub dated as of August 28, 2006.(1)
23.1	Consent of Vitale, Caturano, and Company, Ltd., Independent Public Accounting Firm.
99.1	Press Release of Transaction Systems Architects, Inc. dated October 2, 2006, announcing completion of the Merger. (2)
99.2	Audited financial statements of P&H Solutions, Inc. as of and for the years ended December 31, 2005 and 2004 and Report of Independent Public Accounting Firm therein.
99.3	Unaudited interim financial statements of P&H Solutions, Inc. as of and for the six months ended June 30, 2006 and 2005.
99.4	Pro forma financial information for the twelve months ended September 30, 2005 and the nine months ended June 30, 2006.

(1)             Previously filed as Exhibit 2.1 to TSA’s Current Report on Form 8-K filed on September 1, 2006.

(2)             Previously filed as Exhibit 99.1 to TSA’s Current Report on Form 8-K filed on October 2, 2006.